                                                                    EXHIBIT 24
                                                                    ----------

                               POWER OF ATTORNEY

     WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, (i) two Registration Statements on Form S-8 in connection with the registration of its common stock and participations under the Pacific Telesis Group Supplemental Retirement and Savings Plans for Salaried and NonSalaried Employees (the "Registration Statements"), (ii) a Post-Effective Amendment No. 1 to Registration Statement No. 33-49067 on Form S-8, (iii) a Post-Effective Amendment No. 2 to Registration Statement No. 33-9307 on Form S-8, and (iv) a Post-Effective Amendment No. 3 to Registration Statement No. 33-25668 on Form S-8 (collectively hereinafter referred to as the "Post-Effective Amendments");

     WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation as indicated below his name;

     NOW, THEREFORE, each of the  undersigned, hereby constitutes and appoints
P. J. Quigley, W. E. Downing and R. W. Odgers, and each of them, his attorney for him in his stead, in each of his offices and capacities as an officer or director, or both, of the Corporation, to sign and to file with the SEC the Registration Statements and Post-Effective Amendments and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with affecting the filing of the Registration Statements and the Post-Effective Amendments.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 27th day of January 1995.


/s/ Philip J. Quigley                        /s/ William E. Downing
------------------------                     ---------------------------
Philip J. Quigley                            William E. Downing
Chairman of the Board,                       Executive Vice President,
President and Chief                          Chief Financial Officer and
Executive Officer                            Treasurer


/s/ Eugene O. Laico
------------------------
Eugene O. Laico
Controller





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


                               POWER OF ATTORNEY

     WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, (i) two Registration Statements on Form S-8 in connection with the registration of its common stock and participations under the Pacific Telesis Group Supplemental Retirement and Savings Plans for Salaried and NonSalaried Employees (the "Registration Statements"), (ii) a Post-Effective Amendment No. 1 to Registration Statement No. 33-49067 on Form S-8, (iii) a Post-Effective Amendment No. 2 to Registration Statement No. 33-9307 on Form S-8, and (iv) a Post-Effective Amendment No. 3 to Registration Statement No. 33-25668 on Form S-8 (collectively hereinafter referred to as the "Post-Effective Amendments");

     WHEREAS, each of the undersigned is a director of the Corporation;

     NOW, THEREFORE, each of the undersigned, hereby  constitutes and appoints
P. J. Quigley, W. E. Downing and R. W. Odgers, and each of them, his/her attorney for him/her in his/her stead, in his/her capacity as a director of the Corporation, to sign and to file with the SEC the Registration Statements and Post-Effective Amendments, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with affecting the filing of the Registration Statements and Post-Effective Amendments.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his/her hand this 27th day of January 1995.

/s/ William P. Clark                         /s/ Mary S. Metz
-----------------------------                --------------------------
William P. Clark-Director                    Mary S. Metz-Director

/s/ Herman E. Gallegos                       /s/ Lewis E. Platt
-----------------------------                --------------------------
Herman E. Gallegos-Director                  Lewis E. Platt-Director

/s/ Donald E. Guinn                          /s/ Toni Rembe
-----------------------------                --------------------------
Donald E. Guinn-Director                     Toni Rembe-Director

/s/ Frank C. Herringer                       /s/ S. Donley Ritchey
-----------------------------                --------------------------
Frank C. Herringer-Director                  S. Donley Ritchey-Director

/s/ Ivan J. Houston                          /s/ Richard M. Rosenberg
-----------------------------                -----------------------------
Ivan J. Houston-Director                     Richard M. Rosenberg-Director



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